Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
Note 4 - Inventories

	December 31,
	2018	2017
	U.S. Dollars (in thousands)
Components	13,062	9,690
Work in process	7,654	6,584
Finished products *	11,449	6,445

	32,165	22,719

*          includes systems at customer locations not yet sold, as of December 31, 2018 and 2017, in the amount of $7,546 and $3,425 respectively.

Inventories are presented in:

	December 31,
	2018	2017
	U.S. Dollars (in thousands)
Current assets	30,109	21,336
Long-term assets (A)	2,056	1,383

	32,165	22,719

(A)	Long-term Inventory:

At December 31, 2018, $2,056 of the Company's inventory is classified in long-term assets based on Management’s estimate based on the recent level of sales (at December 31, 2017- $1,383). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)	Inventory write-down

In 2018, based on Management's estimates regarding future sales, a provision of $143 was made against damaged, obsolete, excess and slow-moving inventory (in 2017 - $84).

The provisions were recorded in the costs of products sold line item in the consolidated statement of operations. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.